UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Commission File Number 1-3952

Date of Report (date of earliest event reported): August 26, 2004

SIBONEY CORPORATION
(Exact name of registrant as specified in its charter)

MARYLAND (State or other jurisdiction of incorporation or organization)	1-3952 (Commission File No.)	73-0629975 (I.R.S. Employer Identification No.)

325 NORTH KIRKWOOD ROAD, SUITE 300 P.O. BOX 221029 ST. LOUIS, MISSOURI (Address of principal executive offices)	63122 (Zip Code)

(314) 822-3163
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Appointment of Principal Officer

        On August 26, 2004, the Board of Siboney Corporation (the “Company”) appointed William D. Edwards, Jr. as Chief Financial Officer of the Company. Mr. Edwards, age 46, has been a Director of the Company since December 2002 and a Director of Siboney Learning Group since May 2003. He also has served as Executive Vice President and Chief Operating Officer of the Company and Siboney Learning Group since May 2003. Prior thereto, Mr. Edwards served as Chief Operating Officer, G.A. Sullivan Company, an information technology consulting and software development company, since 1996.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 27, 2004

SIBONEY CORPORATION By:/s/ Timothy J. Tegeler Timothy J. Tegeler Chief Executive Officer